Income Taxes (Details) - Schedule of net deferred tax assets - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Stock compensation	$ 10	$ 64
Accruals and other	6,507	4,151
Debt discount	597	483
Royalty liability	0	2,272
Net operating loss carryforwards	62,606	51,981
Tax credits	6,731	6,774
Total deferred tax assets	76,451	65,662
Valuation Allowance	(76,451)	(65,662)
Deferred tax assets, net	$ 0	$ 0